Exhibit 99.1

TILRAY STRENGTHENS STRATEGIC POSITION IN THE U.S. WITH ACQUISITION OF BRECKENRIDGE DISTILLERY

Accretive Acquisition of Award-Winning Producer of Distilled Spirits Expands Tilray’s U.S. Offerings into the On-Trend Spirits Category

Tilray’s Diversified, Growing CPG Portfolio in the U.S. Delivers Revenue and EBITDA and Establishes Robust Infrastructure Upon Cannabis Legalization

NEW YORK – DECEMBER 8, 2021 -- Tilray, Inc. (“Tilray” or the “Company”) (NASDAQ | TSX: TLRY), a leading global cannabis-lifestyle and consumer packaged goods company inspiring and empowering the worldwide community to live their very best life, today announced the strategic acquisition of Breckenridge Distillery, a leading distilled spirits platform located in Breckenridge, Colorado widely-known for its award-winning bourbon whiskey collection and innovative craft spirits portfolio.  Tilray expects the acquisition to be immediately accretive to EBITDA.

Irwin D. Simon, Chairman and CEO, said, "Tilray’s strength lies in our ability to identify and significantly expand leading CPG lifestyle brands that resonate powerfully with consumers.  Breckenridge Distillery is an iconic addition to our platform in this respect based on its portfolio of award-winning spirits, passionate consumer engagement, and a strong sales and distribution network.  We see tremendous potential for Breckenridge and our existing SweetWater brand to complement each other, expanding their respective reach and driving further profitable growth in our beverage alcohol segment.”

Mr. Simon continued, “More generally, the Breckenridge Distillery transaction is consistent with Tilray’s strategy of leveraging our growing portfolio of U.S. CPG brands to launch THC-based product adjacencies upon federal legalization in the U.S.  These significant, diversified revenue streams are key to delivering on our ultimate goal of industry leadership with $4 billion in revenue by the end of fiscal year 2024.”

Bryan Nolt, Breckenridge Distillery’s Founder and Chief Executive Officer, added, “We are excited to join Tilray and drive revenue growth as part of its global and leading CPG and cannabis-lifestyle platform.  The award-winning spirits that have driven our success will unquestionably benefit from access to Tilray’s global distribution network and opportunities to expand into cannabis and edible-related products in the U.S.”

Founded in 2008 by Mr. Nolt, the Breckenridge Distillery is most widely known for its blended bourbon whiskey, a high-rye mash American-style whiskey, and a collection of artisanal spirits offering that brings to life the best that Colorado has to offer.  Breckenridge Distillery’s consumer engagement strategy is defined and differentiated through unique experiential marketing and highly-effective social media outreach and includes a lucrative and exclusive partnership as the hometown Bourbon of the Denver Broncos.  Among other accolades, Breckenridge’s blended bourbon whiskey is a 4x winner of Best American Blended Whiskey from the World Whiskies Awards. In 2018, Breckenridge was awarded the prestigious Icons of Whisky award for Brand Innovator of the Year by Whisky Magazine.

Under the terms of the acquisition, the sellers of Breckenridge were led by Sababa  Partners I LLC, an entity controlled by Sir Martin E. Franklin.

Strategic and Financial Benefits

In addition to acquiring a strong brand and accretive business, this strategic acquisition delivers additional scale in the beverage alcohol categories and further positions Tilray with infrastructure and a larger footprint in the U.S. market upon federal cannabis legalization.

Tilray further believes the acquisition will provide several financial and strategic benefits, including:

Joins Sweetwater to Further Diversify and Grow Tilray’s Beverage Alcohol Business:

Breckenridge Distillery joins SweetWater Brewing Company as the cornerstones of Tilray’s beverage alcohol segment and further diversifies the company’s net revenue mix.  Breckenridge Distillery is expected to be immediately margin accretive with Breckenridge generating adjusted EBITDA margins of approximately 25 percent.

Provides for Additional Significant Innovation Opportunities while Expanding Tilray’s Addressable Market in the U.S.:

When federally permissible, Tilray believes the acquisition of Breckenridge Distillery will enable Tilray to commercialize new and innovative products through the development of non-alcoholic distilled spirits, including bourbon whisky, that is infused with cannabis.

Opportunity for Accelerated Growth of Breckenridge Distillery:

With more than 85% of its revenue generated in Colorado, Breckenridge Distillery has enormous potential to expand its customer base and grow throughout the U.S. as a true national brand. To that end, Tilray intends to leverage SweetWater’s existing nationwide infrastructure to accelerate Breckenridge Distillery’s and create new, greatly-expanded consumer awareness and product adoption.

About Tilray

Tilray, Inc. (Nasdaq: TLRY; TSX: TLRY) is a leading global cannabis-lifestyle and consumer packaged goods company with operations in Canada, the United States, Europe, Australia, and Latin America that is changing people's lives for the better – one person at a time – by inspiring and empowering the worldwide community to live their very best life by providing them with products that meet the needs of their mind, body, and soul and invoke a sense of wellbeing. Tilray’s mission is to be the trusted partner for its patients and consumers by providing them with a cultivated experience and health and wellbeing through high-quality, differentiated brands and innovative products. A pioneer in cannabis research, cultivation, and distribution, Tilray’s unprecedented production platform supports over 20 brands in over 20 countries, including comprehensive cannabis offerings, hemp-based foods, and alcoholic beverages.

For more information about Tilray, visit www.Tilray.com.

Forward-Looking Statements

Certain statements in this communication that are not historical facts constitute forward-looking information or forward-looking statements (together, “forward-looking statements”) under Canadian securities laws and within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be subject to the “safe harbor” created by those sections and other applicable laws. Forward-looking statements can be identified by words such as “forecast,” “future,” “should,” “could,” “enable,” “potential,” “contemplate,” “believe,” “anticipate,” “estimate,” “plan,” “expect,” “intend,” “may,” “project,” “will,” “would” and the negative of these terms or similar expressions, although not all forward-looking statements contain these identifying words. Certain material factors, estimates, goals, projections or assumptions were used in drawing the conclusions contained in the forward-looking statements throughout this communication. Forward-looking statements include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things: the Company’s ability to become the world's leading cannabis-focused consumer branded company with our target of $4 billion of revenue by 2024; expectations regarding profitable revenue growth; and the Company’s ability to commercialize new and innovative beverage products. .  Many factors could cause actual results, performance or achievement to be materially different from any forward-looking statements, and other risks and uncertainties not presently known to the Company or that the Company deems immaterial could also cause actual results or events to differ materially from those expressed in the forward-looking statements contained herein. For a more detailed discussion of these risks and other factors, see the most recently filed annual information form of Tilray and the Annual Report on Form 10-K (and other periodic reports filed with the SEC) of Tilray made with the SEC and available on EDGAR. The forward-looking statements included in this communication are made as of the date of this communication and the Company does not undertake any obligation to publicly update such forward-looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws.

Contacts
For media inquiries, please contact:
Berrin Noorata
news@tilray.com

For investor inquiries, please contact:
Raphael Gross 203-682-8253
Raphael.Gross@icrinc.com